EXHIBIT 10.11

                        VECTOR SAFETY TECHNOLOGY CO. LTD.
   6F, No. 14, Kong Yeh 1st Road, Ping-Cheng City, Taoyuan County, Taiwan, ROC
        Tel. 886-3-4693530, Fax 886-3-4694743 Email neolite@ms7.hinet.net

MANDATE

                                                                 Date: 1999/3/25

ROC TECHNOLOGIES GROUP
MR. PATRICK ROCILLO


We hereby mandate Mr. Patrick Rocillo of M/S Roc Technologies Group, Address:
1088 Burgas Terrace Union City, CA 94587. Tel. 888-918-2972, Fax (510) 786-2673,
for our products (anti-infrared printed cloth, fire resistant fabrics, activated carbon cloth) into North American Market, date from March 23, 1999 to March 25, 2001. If it is necessary that we will extend the date of mandate to next period.

VECTOR SAFETY TECHNOLOGY CO. LTD.
DIRECTOR:  Wen-Kai Hsu
           /s/ Wen Kai Hsu
           ----------------------------





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